UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024

ATLAS LITHIUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-41552	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rua Antonio de Albuquerque, 156 - 17th Floor

Belo Horizonte, Minas Gerais, Brazil, 30.112-010

(Address of principal executive offices, including zip code)

(833) 661-7900

(Registrant’s telephone number, including area code)

Not applicable

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	ATLX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 8, 2024, subsequent to the filing of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”) and the retention of Pipara & Co LLP (“Pipara”) to replace the previous auditor, the Audit Committee of the Board of Directors (the “Audit Committee”) of Atlas Lithium Corporation (the “Company”) determined, following discussions with Pipara and the Company’s management, that the Company’s previously issued audited consolidated financial statements for the two fiscal years ended December 31, 2023 audited by the previous auditor (the “Previously Issued Financial Statements”) will be restated due to the identification of certain accounting errors primarily related to the presentation, timing and classification of certain items as set forth below. The Company concluded that the impact of these corrections is material for the two fiscal years ended December 31, 2023 and as a result, the Previously Issued Financial Statements should no longer be relied upon.

As previously reported, on May 6, 2024, the Company dismissed BF Borgers CPA PC (“Borgers”) as the Company’s independent registered public accounting firm as a result of a May 3, 2024 order issued by the U.S. Securities and Exchange Commission (the “SEC”) permanently barring Borgers and its sole audit partner, Benjamin F. Borgers CPA, from appearing or practicing before the SEC as an accountant. On May 9, 2024, the Audit Committee engaged Pipara as the Company’s independent registered public accounting firm for the year ending December 31, 2024, and on August 15, 2024, the Audit Committee engaged Pipara to re-audit the Company’s financial statements for the two fiscal years ended December 31, 2023 included in the 2023 Form 10-K (the “Re-audit”). The Company has determined that the impact of such modifications will result in:

(1)	with respect to the two fiscal years ended December 31, 2023, (A) changing the presentation or classification of certain line items, including mining rights previously classified as Intangible assets and certain liabilities and operating expenses; and (B) adjusting for certain errors, omissions or changes in accounting policies, including (i) the reclassification of foreign exchange translation adjustments in a subsidiary incorrectly classified as other comprehensive income, (ii) correction of the recognition period for certain operating expenditures, including stock-based compensation and executive bonuses, and (iii) correction and reclassification of additional paid-in capital, accumulated deficit and other comprehensive loss;

(2)	with respect to the fiscal year ended December 31, 2023, adjusting for certain errors and changes in accounting policies, including (i) revision of the amounts recorded as exploration expenses, other expense (income) and liability for deferred other income, and (ii) correction of the accounting treatment of operating leases; and

(3)	with respect to the fiscal year ended December 31, 2022, excluding, derecognizing or reclassifying certain items, including (i) the exclusion from our consolidated financial statements of two entities controlled by the controlling stockholder of the Company that do not qualify as entities controlled by the Company, (ii) the exclusion of taxes that are no longer recoverable, (iii) the derecognition of equity method investments for which there was no expectation of any future economic benefits from such assets’ use or disposal, and (iv) the reclassification of transactions erroneously identified as related party transactions.

Additionally, the Company’s management determined that the Company’s unaudited condensed consolidated financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the quarters ending March 31, 2024 and June 30, 2024 (the “Affected Interim Reports”) should not be relied upon and will be restated due to the impacts of the aforementioned corrections and reclassifications during such quarterly periods, as applicable, and, with respect to the quarter ended March 31, 2024, correction of the weighted-average number of common shares outstanding as of March 31, 2024 and the corresponding net loss per share attributable to the Company’s common stockholders.

The Company will file amendments to its 2023 Form 10-K and the Affected Interim Reports as soon as practicable in order to restate (i) the Company’s audited consolidated financial statements for the two fiscal years ended December 31, 2023, and (ii) its unaudited condensed consolidated financial statements for the quarterly periods ended March 31, 2024 and June 30, 2024. In connection with the foregoing restatements, the Company determined it is appropriate to correct for certain other immaterial errors as set forth in the explanatory notes to the respective amendments.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with Pipara, the Company’s independent registered public accounting firm.

Controls and Procedures

As a result of the restatement described in this Current Report on Form 8-K, management re-evaluated the effectiveness of the Company’s internal control over financial reporting (“ICFR”) as of December 31, 2023 and December 31, 2022 and identified a material weakness in the Company’s ICFR. Accordingly, Management’s Report on Internal Control Over Financial Reporting and the opinion of the Company’s previous auditor on the effectiveness of the Company’s ICFR as of December 31, 2023 and December 31, 2022, included in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2023 and December 31, 2022, respectively, should no longer be relied upon. Additionally, management has re-evaluated the effectiveness of the Company’s disclosure controls and procedures and has determined that the Company’s disclosure controls and procedures were not effective as of December 31, 2022, December 31, 2023, March 31, 2024, or June 30, 2024. The Company will further describe the material weakness in its ICFR and its plan of remediation to address such weakness in the amendment to its 2023 Form 10-K. The adjustments that will be recorded in the restated financial statements did not result from any override of controls or misconduct. The Company expects that the material weakness will be remediated by the end of the year.

Forward Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements are based upon the current plans, estimates and projections of the Company and its subsidiaries and are subject to inherent risks and uncertainties which could cause actual results to differ from the forward-looking statements. Such statements include, among others, statements with respect to the restatement of the Company’s financial statements; concerning market and industry segment growth and demand and acceptance of new and existing products; any projections of production, deposits, reserves, sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; uncertainties related to the lithium market and conducting business in Brazil, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. Therefore, you should not place undue reliance on these forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: results from ongoing geotechnical analysis of projects; ability to receive the necessary permits from the Brazilian regulators; business conditions in Brazil; general economic conditions, geopolitical events, and regulatory changes; availability of capital; the Company’s ability to maintain its competitive position; manipulative attempts by short sellers to drive down our stock price; and dependence on key management.

Additional risks related to the Company and its subsidiaries are more fully discussed in the section entitled “Risk Factors” in the Company’s Form 10-K filed with the SEC on March 27, 2024. Please also refer to the Company’s other filings with the SEC, all of which are available at www.sec.gov. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS LITHIUM CORPORATION

Dated: November 8, 2024	By:	/s/ Marc Fogassa
	Name:	Marc Fogassa
	Title:	Chief Executive Officer